          POWER OF ATTORNEY

     The undersigned hereby appoints each
of Margo Smith, Robert J. Nikl, Michael Jung and Jacobin
Zorin as the undersigned's true and lawful attorneys-
in-fact, each with the authority, acting alone, to:

     (1)    prepare, execute in the undersigned's
            name and on the undersigned's behalf, and
            submit to the U.S. Securities and
            Exchange Commission (the "SEC") a Form
            ID, including amendments thereto, and any
            other documents necessary or appropriate
            to obtain codes and passwords enabling
            the undersigned to make electronic
            filings with the SEC of reports required
            by Section 16(a) of the Securities
            Exchange Act of 1934 or any rule or
            regulation of the SEC;

     (2)    prepare, execute in the
            undersigned's name and on the
            undersigned's behalf in the undersigned's
            capacity as an executive officer and/or
            director of Verigy Ltd. (the "Company"),
            and file with the SEC Forms 3, 4, and 5
            (including any successor forms and any
            amendments to any form previously filed)
            required to be filed in accordance with
            Section 16(a) of the Securities Exchange
            Act of 1934 and the rules thereunder; and

     (3)    take any other action of any type
            whatsoever in connection with the
            foregoing which, in the opinion of such
            attorney-in-fact, may be of benefit to,
            in the best interest of, or legally
            required by, the undersigned, it being
            understood that the documents executed by
            such attorney-in-fact on behalf of the
            undersigned pursuant to this Power of
            Attorney shall be in such form and shall
            contain such terms and conditions as such
            attorney-in-fact may approve in such
            attorney-in-fact's discretion.

            The undersigned hereby grants to
      each attorney-in-fact full power and
      authority to do and perform any and every
      act and thing whatsoever requisite,
      necessary, or proper to be done in the
      exercise of any of the rights and powers
      herein granted, as fully to all intents
      and purposes as the undersigned might or
      could do if personally present, with full
      power of substitution or revocation,
      hereby ratifying and confirming all that
      such attorney-in-fact, or such attorney-
      in-fact's substitute or substitutes,
      shall lawfully do or cause to be done by
      virtue of this power of attorney and the
      rights and powers herein granted. The
      undersigned acknowledges that the
      foregoing attorneys-in-fact, in serving
      in such capacity at the request of the
      undersigned, are not assuming, nor is the
      Company assuming, any of the
      undersigned's responsibilities to comply
      or liabilities resulting from the
      undersigned's failure to comply with
      Section 16 of the Securities Exchange Act
      of 1934.

           In the event that an attorney-in-
      fact, or such attorney-in-fact's
      substitute or substitutes, ceases to be a
      service provider of the Company, then the
      appointment of power of attorney to such
      individual shall automatically be
      revoked, and this Power of Attorney shall
      be automatically modified only to remove
      such attorney-in-fact or substitute, as
      of the date that the attorney-in-fact or
      substitute ceases to be a service
      provider.

       This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the
undersigned's holdings of and
transactions in securities issued by the
Company, unless earlier revoked by the
undersigned in a signed writing delivered
to the Company.

       IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be
executed as of  4/02/10
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/s/ Pascal Ronde
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Pascal Ronde